EXHIBIT 4.1



                         GSR MORTGAGE LOAN TRUST 2004-4


                       MORTGAGE PASS-THROUGH CERTIFICATES


                                  SERIES 2004-4


                                MASTER SERVICING

                                       and

                                 TRUST AGREEMENT


                                      among


                          GS MORTGAGE SECURITIES CORP.,
                                  as Depositor,


                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as Trustee


                              JPMORGAN CHASE BANK,
                    as Securities Administrator and Custodian


                                       and


                      CHASE MANHATTAN MORTGAGE CORPORATION,
                               as Master Servicer


                             Dated February 1, 2004


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                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Standard Terms.................................................
Section 1.02  Defined Terms..................................................


                                   ARTICLE II

                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01  Conveyance to the Trustee......................................
Section 2.02  Acceptance by the Trustee......................................
Section 2.03  REMIC Elections and REMIC Designation..........................


                                   ARTICLE III

                         REMITTING TO CERTIFICATEHOLDERS

Section 3.01  Distributions to Certificateholders............................
Section 3.02  Allocation of Realized Losses and Shortfalls...................
Section 3.03  Crossover Amounts..............................................


                                   ARTICLE IV

                                 THE SECURITIES

Section 4.01  The Certificates...............................................
Section 4.02  Denominations..................................................
Section 4.03  Redemption of Certificates.....................................
Section 4.04  Securities Laws Restrictions...................................


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

Section 5.01  Request for Opinions...........................................
Section 5.02  Schedules and Exhibits.........................................
Section 5.03  Governing Law..................................................
Section 5.04  Counterparts...................................................
Section 5.05  Notices........................................................


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                             SCHEDULES AND EXHIBITS

Schedule I     Mortgage Loans
Exhibit 1A1    Form of Class 1A1 Certificate
Exhibit 2A1    Form of Class 2A1 Certificate
Exhibit 2A2    Form of Class 2A2 Certificate
Exhibit 2A3    Form of Class 2A3 Certificate
Exhibit 2A4    Form of Class 2A4 Certificate
Exhibit 2A5    Form of Class 2A5 Certificate
Exhibit 3A1    Form of Class 3A1 Certificate
Exhibit 3A2    Form of Class 3A2 Certificate
Exhibit 3A3    Form of Class 3A3 Certificate
Exhibit 4A1    Form of Class 4A1 Certificate
Exhibit B1     Form of Class B1 Certificate
Exhibit B2     Form of Class B2 Certificate
Exhibit B3     Form of Class B3 Certificate
Exhibit B4     Form of Class B4 Certificate
Exhibit B5     Form of Class B5 Certificate
Exhibit B6     Form of Class B6 Certificate
Exhibit R      Form of Class R Certificate

                                 TRUST AGREEMENT

            THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of February 1, 2004 (this "Trust Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee"), JPMORGAN CHASE BANK, as securities administrator (in such capacity, the "Securities Administrator") and custodian (in such capacity, the "Custodian") and CHASE MANHATTAN MORTGAGE CORPORATION, as master servicer (the "Master Servicer").

                              PRELIMINARY STATEMENT

            The Depositor is duly authorized to form GSR Mortgage Loan Trust 2004-4 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $361,057,453 to be known as the Mortgage Pass-Through Certificates, Series 2004-4 (the "Certificates"). The Trust is formed by this Trust Agreement, which fully incorporates by reference the Standard Terms to Trust Agreement February 2004 Edition (the "Standard Terms"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the 17 classes set forth in
Section 2.03(d) herein.

            Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee, will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I" and "REMIC II," and "REMIC III") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

            NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Standard Terms. The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates. The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

            Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to the existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

            Section 1.02 Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern. In the event of a conflict between the Standard Terms and this Trust Agreement, the Trust Agreement shall govern. As used herein, the following terms shall have the respective meanings assigned thereto:

            "AMRO": ABN AMRO Mortgage Group, Inc., or any successor in interest.

            "Accrued Certificate Interest": For each Class of Certificates and any Distribution Date, the sum of (i) previously accrued Certificate Interest for such Class that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) accrued Certificate Interest for such Class for the related Interest Accrual Period. Accrued Certificate Interest may be reduced for certain interest shortfalls, as further set forth in Section 3.02.

            "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate plus the Securities Administrator Fee Rate.

            "Affected Subordinate Certificate": As defined in Section 3.01(c) hereof.

            "Assignment Agreements": Each of the Step 1 Assignment Agreements and the Step 2 Assignment Agreements, collectively.

            "Available Distribution Amount": For any Distribution Date and any Loan Group, the sum for the Mortgage Loans in such Loan Group of the following amounts:

            (1) the total amount of all cash received from or on behalf of the Borrowers or advanced by the applicable Servicer (or the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans in such Loan Group and not previously distributed (including Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make any such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer) and proceeds of Mortgage Loans that are liquidated), except:

               (a) all Scheduled Payments collected but due on a Due Date after that Distribution Date;

               (b) all Curtailments received after the previous calendar month;

               (c) all Payoffs received after the previous calendar month
            (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

               (d) Liquidation Proceeds and Insurance Proceeds received on the
            Mortgage Loans in such Loan Group after the previous calendar month;

               (e) all amounts in the REMIC I Distribution Account from Mortgage
            Loans in such Loan Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

               (f) the Servicing Fee and the Securities Administrator Fee for
            each Mortgage Loan in such Loan Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

               (g) any Crossover Amount from such Loan Group required to be allocated to any other Loan Group pursuant to Section 3.03; and

               (h) all amounts reimbursable on such Distribution Date to the
            Securities Administrator and Trustee as provided herein.

            (2) the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the applicable Seller, the Depositor or GSMC of any Mortgage Loans pursuant to any Assignment Agreement or Sale and Servicing Agreement as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date;

            (3) any Crossover Amount from another Loan Group required to be allocated to such Loan Group pursuant to Section 3.03; and

            (4) any Subsequent Recoveries received with respect to the Mortgage Loans in such Loan Group.

            "Bank of America": Bank of America, N.A, or any successor in interest.

            "Bank One": Bank One, N.A., or any successor in interest

            "Bankruptcy Coverage": For any Distribution Date, an amount equal to the greater of (i) (x) $100,000.00 or such lesser amount as may be determined by the Depositor from time to time upon written confirmation from each Rating Agency that the use of such lesser amount will not adversely affect the then current ratings assigned to any Class of Certificates by such Rating Agency, minus (y) the aggregate amount of Bankruptcy Losses allocated to the Certificates on or prior to such date and (ii) zero.

            "Bond Reset Date": With respect to the Class 2A2 Certificates and the Class 3A2 Certificates, the Distribution Dates occurring in June 2006 and January 2009, respectively.

            "Book-Entry   Certificates":   The  Senior  Certificates  and  the
Senior Subordinate Certificates.

            "Certificate Interest": For each Class of Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is 30 and the denominator of which is 360, and (c) the applicable Class Principal Balance or, in the case of the Interest Only Certificates, the applicable Notional Amount.

            "Certificates": The Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class 3A1, Class 3A2, Class 3A3, Class 4A1, Class R, Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6.

            "Certificate Rate": With respect to each Class of Certificates on any Distribution Date, the percentage per annum rate or other entitlement to interest described in Section 2.03 hereof.

            "Chase": Chase Manhattan Mortgage Corporation, or any successor in interest.

            "Class": Each Class of Certificates or REMIC interests.

            "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

            "Class I Interests": The Class I-1B, Class I-1Q, Class I-2B, Class I-2Q, Class I-3B, Class I-3Q, Class I-4B and Class I-4Q Interests, each of which shall constitute a class of regular interests in REMIC I.

            "Class II Interests": The Class II-1A1, Class II-2A1, Class II-2A2, Class II-2A4, Class II-3A1, Class II-3A2, Class II-4A1, Class II-B1, Class II-B2, Class II-B3, Class II-B4, Class II-B5 and Class II-B6 Interests, each of which shall constitute a class of regular interests in REMIC II.

            "Class Principal Balance": With respect to each Class of Certificates or Interests, as of the close of business on any Distribution Date, the initial balance of such Class of Certificates or Interests set forth in
Section 2.03(d) reduced by (a) all principal payments (other than payments in reimbursement of Realized Losses) previously distributed to such Class of Certificates or Interests in accordance with the Trust Agreement, and (b) all Realized Losses, if any, previously allocated to such Class of Certificates or Interests pursuant to the Trust Agreement, and increased by (c) the amount of any Subsequent Recoveries allocated to that Class.

            "Class R Certificates": The Class of Certificates issued hereunder and so designated, which are each composed of the Class R-I Interest, Class R-II Interest and Class R-III Interest.

            "Class R-I Interest": The "residual interest" (as defined in Code
Section 860(a)(2)) in REMIC I, the beneficial interest in which is represented by the Class R Certificates.

            "Class R-II Interest": The "residual interest" (as defined in Code
Section 860(a)(2)) in REMIC II, the beneficial interest in which is represented by the Class R Certificates.

            "Class R-III Interest": The "residual interest" (as defined in Code
Section 860(a)(2)) in REMIC III, the beneficial interest in which is represented by the Class R Certificates.

            "Closing Date":  February 27, 2004.



   Corresponding REMIC II                 Corresponding Class or
   REMIC Regular Interest                 Classes of Certificates
Class II-1A1 Interest         Class 1A1 Certificates
Class II-2A1 Interest         Class 2A1 Certificates
Class II-2A2 Interest         Class 2A2 Certificates and Class 2A3
                              Certificates
Class II-2A4 Interest         Class 2A4 Certificates and Class 2A5
                              Certificates
Class II-3A1 Interest         Class 3A1 Certificates
Class II-3A2 Interest         Class 3A2 Certificates and Class 3A3
                              Certificates
Class II-4A1 Interest         Class 4A1 Certificates
Class II-B1 Interest          Class B1 Certificates
Class II-B2 Interest          Class B2 Certificates
Class II-B3 Interest          Class B3 Certificates
Class II-B4 Interest          Class B4 Certificates
Class II-B5 Interest          Class B5 Certificates
Class II-B6 Interest          Class B6 Certificates

            "Countrywide": Countrywide Home Loans, Inc., or any successor in interest.

            "CMT Rate": A rate determined based on the average weekly yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in Federal Reserve Statistical Release H.15 (519) during the last full week occurring in the month which occurs one month prior to the applicable Bond Reset Date, and annually thereafter.

            "Crossover Amounts": Amounts related to a Loan Group that are required to be paid to the Senior Certificates related to another Loan Group pursuant to Section 3.03.

            "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Payoffs, Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

            "Custodial Agreement": Each of (i) the Custodial Agreement, dated as of August 1, 2001, among GSMC, AMRO, and The Chase Manhattan Bank, (ii) the Custodial Agreement, dated as of December 1, 2001, among GSMC, Bank of America, and JPMorgan Chase, (iii) the Custodial Agreement, dated as of March 1, 2002, among GSMC, Bank of America, and JPMorgan Chase, (iv) the Custodial Agreement, dated as of March 1, 2002, among GSMC, Bank of America, and JPMorgan Chase, (v) the Custodial Agreement, dated as of May 1, 2002, among GSMC, Bank of America, and JPMorgan Chase, (vi) the Custodial Agreement, dated as of June 1, 2002, among GSMC, Bank of America, and JPMorgan Chase, (vii) the Custodial Agreement, dated as of January 1, 2004, among GSMC, Bank of America, and JPMorgan Chase,
(ix) Custodial Agreement, dated as of August 1, 2001, among GSMC, Bank One, and The Chase Manhattan Bank, (x) the Custodial Agreement, dated as of December 1, 2001, among GSMC, Bank One, and JPMorgan Chase, (xi) the Custodial Agreement, dated as of September 25, 2001, among Bavaria TRR Corporation, Countrywide and The Chase Manhattan Bank, (xii) the Custodial Agreement, dated as of October 1, 2001, among GSMC, Wells Fargo, and The Chase Manhattan Bank, (xiii) the Custodial Agreement, dated as of April 1, 2002, among GSMC, Wells Fargo, and JPMorgan Chase.

            "Custodian": JPMorgan Chase, in its capacity as custodian under each of the Custodial Agreements, and any successor Custodian thereunder.

            "Cut-Off Date":  February 1, 2004.

            "Delinquency/Loss Test": The test as to whether the following two conditions are satisfied on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in bankruptcy or, foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to or occurring in March 2009, March 2010, March 2011, March 2012 and March 2013 (and each March thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Subordinate Certificates.

            "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date shall be March 25, 2004

            "Due Date": For any Mortgage Loan, the first day in each calendar month.

            "Due Period": With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

            "Excess Bankruptcy Losses": For any Distribution Date, the amount of Bankruptcy Losses for such Distribution Date in excess of the Bankruptcy Coverage for such Distribution Date.

            "Excess Fraud Losses": For any Distribution Date, the amount of Fraud Losses for such Distribution Date in excess of the Fraud Coverage for such Distribution Date.

            "Excess Special Hazard Losses": For any Distribution Date, the amount of Special Hazard Losses for such Distribution Date in excess of the Special Hazard Coverage for such Distribution Date.

            "Excess Special Losses": Collectively, Excess Fraud Losses, Excess Bankruptcy Losses and Excess Special Hazard Losses.

            "Fitch": Fitch Ratings.

            "Fraud Coverage": For any Distribution Date, an amount equal to (i) the following percentage of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Due Date in the preceding calendar month (or, in the case of the first Distribution Date, as of the Cut-Off Date): (A) for the period from and including the Cut-Off Date to but excluding the date of the third anniversary of the Cut-Off Date, 1.00% and (B) for the period from and including the date of the third anniversary of the Cut-Off Date to but excluding the fifth anniversary of the Closing Date, 0.50%, minus (ii) the aggregate amount of Fraud Losses allocated to the Certificates on or prior to such Distribution Date. On the date of the fifth anniversary of the Cut-Off Date, and for each Distribution Date thereafter, the Fraud Coverage shall be zero. In no event may the Fraud Coverage be less than zero.

            "Group 1 Certificates": The Class 1A1 Certificates. The Group 1 Certificates are related to Loan Group 1.

            "Group 2 Certificates": The Class 2A1, 2A2, 2A3, 2A4, 2A5 and Class R Certificates. The Group 2 Certificates are related to Loan Group 2.

            "Group 3 Certificates": The Class 3A1, Class 3A2 and Class 3A3 Certificates. The Group 3 Certificates are related to Loan Group 3.

            "Group 4 Certificates": The Class 4A1 Certificates. The Group 4 Certificates are related to Loan Group 4.

            "Group Subordinate Amount": As to any Distribution Date and (i) Loan Group 1, will be equal to the excess of the aggregate scheduled principal balance of the Mortgage Loans in Loan Group 1 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 1 Certificates after giving effect to distributions on that preceding Distribution Date, (ii) Loan Group 2, will be equal to the excess of the aggregate scheduled principal balance of the Mortgage Loans in Loan Group 2 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 2 Certificates after giving effect to distributions on that preceding Distribution Date, (iii) Loan Group 3, will be equal to the excess of the aggregate scheduled principal balance of the Mortgage Loans in Loan Group 3 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 3 Certificates after giving effect to distributions on that preceding Distribution Date, and
(iv) Loan Group 4, will be equal to the excess of the aggregate scheduled principal balance of the Mortgage Loans in Loan Group 4 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 4 Certificates after giving effect to distributions on that preceding Distribution Date.

            "GSMC": Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

            "Interest Accrual Period": For any Distribution Date and (a) for any class of Certificates other than the Class 2A4 Certificates and Class 2A5 Certificates, the immediately preceding calendar month and (b) for the Class 2A4 Certificates and Class 2A5 Certificates, the period commencing on the 25th Day of the preceding calendar month and ending on the 24th day of the calendar month in which such Distribution Date occurs, beginning on February 25, 2004.

            "Interest Only Certificates": The Class 2A3, Class 2A5 and Class 3A3 Certificates.

            "JPMorgan Chase": JPMorgan Chase Bank, a New York banking corporation, and its successors in interest.

            "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates.

            "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

            "Liquidation Principal": For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

            "LIBOR": Shall be 1.0913% for the first Interest Accrual Period and, for any subsequent Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period. If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period. The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Trustee. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period). If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Administrator, LIBOR for such LIBOR Determination Date will be the rate in effect with respect to the immediately preceding LIBOR Determination Date. The Trustee's determination of LIBOR for any Determination Date and any Certificate Rate based on such LIBOR calculation shall be final and binding in the absence of manifest error.

            "LIBOR Determination Date": means, with respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the date on which such Interest Accrual Period commences.

            "Loan Group 1": The aggregate of the Mortgage Loans identified on
Schedule I as being included in Loan Group 1.

            "Loan Group 2": The aggregate of the Mortgage Loans identified on
Schedule I as being included in Loan Group 2.

            "Loan Group 3": The aggregate of the Mortgage Loans identified on
Schedule I as being included in Loan Group 3.

            "Loan Group 4": The aggregate of the Mortgage Loans identified on
Schedule I as being included in Loan Group 4.

            "London Business Day": means a day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

            "Master Servicer": Chase Manhattan Mortgage Corporation, its successors and assigns, including any successor master servicer.

            "Master Servicer or Fee": With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Master Servicer Remittance Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.

            "Mortgage Loans": The mortgage loans listed on Schedule I hereto.

            "Net Rate": With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower.

            "Net WAC Rate": With respect to any Distribution Date and each Loan Group, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Loan Group, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period (after taking into account scheduled payments of principal on such date), and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the related Due Period.

            "Notional Amount": With respect to any Distribution Date and (a) the Class 2A3 Certificates, an amount equal to the Class Principal Balance of the Class 2A2 Certificates immediately prior to such Distribution Date, (b) the Class 2A5 Certificates, an amount equal to the Class Principal Balance of the Class 2A4 Certificates immediately prior to such Distribution Date and (c) the Class 3A3 Certificates, an amount equal to the Class Principal Balance of the Class 3A2 Certificates immediately prior to such Distribution Date.

            "Payoffs": Voluntary prepayments in full on a Mortgage Loan.

            "Prepayment Period": As to each Distribution Date, the preceding calendar month.

            "Principal Payment Amount": For any Distribution Date and any Loan Group, the sum, for all Mortgage Loans in such Loan Group, of the portion of Scheduled Payments due on the Due Date immediately before the Distribution Date that are allocable to principal on the Mortgage Loans in such Loan Group.

            "Principal Prepayment Amount": For any Distribution Date and any Loan Group, the sum, for all of the Mortgage Loans in such Loan Group, of all Payoffs and Curtailments that were received during the related Prepayment Period.

            "Rating Agency": With respect to the Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class 3A1, Class 3A2, Class 3A3, Class 4A1 and Class R Certificates, each of S&P and Fitch, and with respect to the Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates, S&P.

            "Record Date": For any Distribution Date and any Class of Certificates, the last Business Day of the related Interest Accrual Period.

            "Reference Banks": means four major banks in the London interbank market selected by the Securities Administrator.

            "Regular Certificates": The Senior Certificates (other than the Class R Certificates) and the Subordinate Certificates.

            "Regular Interests": The REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates (other than the Class R Certificates).

            "REMIC": REMIC I, REMIC II or REMIC III.

            "REMIC Interests": Each Class of Regular Interests, the Class R-II Interest, the Class R-II Interest and the Class R-III issued pursuant to Section 2.03(d) and (e).

            "REMIC I": One of the three real estate mortgage investment conduits created in the Trust, the assets of which consist of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

            "REMIC I Regular Interests": The regular interests issued by REMIC I, consisting of the Class I Interests and the REMIC I Distribution Account.

            "REMIC I Subordinated Balance Ratio": The ratio among the principal balances of the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest and Class I-4B Interest equal to the ratio among the Group Subordinate Amounts for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4.

            "REMIC II": One of the three real estate mortgage investment conduits created in the Trust, the assets of which consist of the REMIC I Regular Interests and the REMIC II Distribution Account.

            "REMIC II Regular Interests": The regular interests in REMIC II, consisting of the Class II Interests.

            "REMIC III": One of the three real estate mortgage investment conduits created in the Trust, the assets of which consist of the Certificate Account and the REMIC II Regular Interests.

            "REMIC III Regular Interests": The regular interests in REMIC III, consisting of the Regular Certificates.

            "Remittance Date": The 18th day of each month, or if such day is not a Business Day, either the next succeeding business day or the business day immediately preceding such date, as set forth in the applicable Sale and Servicing Agreement.

            "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

            "Sale and Servicing Agreement": Each of, (1) the Seller's Warranties and Servicing Agreement, dated as of October 1, 2001 by and between GSMC and Wells Fargo; (2) the Seller's Warranties and Servicing Agreement, dated as of April 1, 2002 by and between GSMC and Wells Fargo; (3) the Seller's Purchase, Warranties and Servicing Agreements, dated as of August 1, 2001 by and between GSMC and Bank One; (4) the Seller's Purchase, Warranties and Servicing Agreements, dated as of December 1, 2001 by and between GSMC and Bank One; (5) the Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 by and between GSMC and Bank of America; (6) the Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 by and between GSMC and Bank of America;
(7) the Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 by and between GSMC and Bank of America; (8) the Mortgage Loan Sale and Servicing Agreement, dated as of May 1, 2002 by and between GSMC and Bank of America; (9) the Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 by and between GSMC and Bank of America; (10) the Mortgage Loan Sale and Servicing Agreement, dated as of January 1, 2004 by and between GSMC and Bank of America;
(11) the Seller's Warranties and Servicing Agreement dated as of August 1, 2001 by and between GSMC and AMRO; and (12) the Servicing Agreement, dated as of September 25, 2001 and that certain Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria TRR Corporation.

            "Scheduled Payment": For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

            "Securities Administrator": JPMorgan Chase in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

            "Securities Administrator Fee Rate":  0.0025% per annum.

            "Seller": Each of AMRO, Bank of America, Bank One, KeyBank National Association and Wells Fargo.

            "Senior Certificates": Collectively, the Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class 3A1, Class 3A2, Class 3A3, 4A1 Certificates and Class R Certificates.

            "Senior Liquidation Amount": For any Distribution Date and any Loan Group, will equal the aggregate, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the applicable Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

            "Senior Percentage": For any Distribution Date and any Loan Group, will equal the lesser of (a) 100% and (b) the sum of the Class Principal Balances (immediately before the Distribution Date) of the Senior Certificates related to such Loan Group, divided by the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the Due Period related to such Distribution Date.

            "Senior Prepayment Amount": For any Distribution Date and any Loan Group, the product of (i) the applicable Senior Prepayment Percentage and (ii) the Principal Prepayment Amount for such Loan Group received during the related Prepayment Period.

            "Senior Prepayment Percentage": For each Distribution Date and any Loan Group, the applicable Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for such Loan Group identified below for the period during which such Distribution Date occurs:

                                                          Percent of Applicable
                   Distribution Date                     Subordinate Percentage
-------------------------------------------------------- -----------------------
March 2004 through February 2009........................         100%

March 2009 through February 2010........................          70%

March 2010 through February 2011........................          60%

March 2011 through February 2012........................          40%

March 2012 through February 2013........................          20%

March 2013 and thereafter...............................           0%

provided, however, that, on any Distribution Date, (i) if the Senior Percentage for such Distribution Date exceeds the initial Senior Percentage as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group and that Distribution Date will equal 100%; (ii) if before the Distribution Date in March 2007, (x) the combined Subordinate Percentage (for all Loan Groups) for such Distribution Date is greater than or equal to twice the combined Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in all Loan Groups are less than or equal to 20% of the initial aggregate Class Principal Balance of the Subordinate Certificates, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group plus 50% of the Subordinate Percentage for that Distribution Date; and (iii) if on or after the Distribution Date in March 2007, (x) the combined Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in all four Loan Groups are less than or equal to 30% of the initial aggregate Class Principal Balance of the Subordinate Certificates, then the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group for such Distribution Date; provided, further, that if the Delinquency/Loss Test is not satisfied as of such Distribution Date, the Subordinate Percentage for each Loan Group used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates related to a Loan Group below zero, the Senior Prepayment Percentage for such Distribution Date and such Loan Group shall be limited to the percentage necessary to reduce such sum to zero.

            "Senior Principal Distribution Amount": For each Distribution Date and each Loan Group, the sum of: (i) the applicable Senior Percentage of the Principal Payment Amount for such Loan Group, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for such Loan Group,
(iii) the Senior Liquidation Amount for such Loan Group, (iv) Crossover Amounts (allocable to principal), if any, received from the other Loan Groups and (v) the applicable Senior Prepayment Percentage of any Subsequent Recoveries, with respect to the Mortgage Loans in such Loan Group.

            "Servicer": Each of ABN AMRO Mortgage Group, Inc., Bank of America, N.A., Bank One, N.A., Countrywide Home Loans, Inc. and Wells Fargo, and their respective successors or assigns, in each case under the related Sale and Servicing Agreement.

            "Servicing Fee": With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the Servicer with respect to such Mortgage Loan, which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

            "Servicing Fee Rate": For each Mortgage Loan, the applicable per annum rate listed on the Mortgage Loan Schedule.

            "Special Hazard Coverage": For each Distribution Date, an amount equal to the greater of (i) the greatest of (A) the aggregate Scheduled Principal Balance of Mortgage Loans related to Mortgaged Properties located in the single California zip code area with the largest aggregate Scheduled Principal Balance of related Mortgage Loans, (B) 0.51% of the aggregate Scheduled Principal Balance of Mortgage Loans and (C) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month (or, in the case of the first Distribution Date, as of the Cut-Off Date); and (ii) $5,130,697, minus
(iii) the aggregate amount of Special Hazard Losses allocated to the Certificates on or prior to such Distribution Date; provided, however, that, in no event may the Special Hazard Coverage be less than zero.

            "Special Hazard Loss": Any loss on a Mortgage Loan resulting from
(i) damage to the related Mortgaged Property caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not insured against under the standard form of hazard insurance policy for the state in which the related Mortgaged Property is located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, or (ii) the application of the coinsurance clause contained in such hazard insurance policy; provided, however, that Special Hazard Losses shall not include losses caused by war, civil insurrection, action taken by governmental authority in hindering, combating or defending against an actual, impending or expected attack, errors in design, faulty workmanship or materials (unless the collapse of the property or a part thereof ensues, and then only the ensuing loss shall be considered a Special Hazard Loss), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area) and chemical contamination.

            "Step 1 Assignment Agreements": Each of (i) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and AMRO dated February 1, 2004, (ii) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Bank of America dated February 1, 2004, (iii), the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Bank One dated February 1, 2004, (iv) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Countrywide dated February 1, 2004, and (v) the Assignment, Assumption and Recognition Agreement by and among GSMC, the Depositor and Wells Fargo dated February 1, 2004.

            "Step 2 Assignment Agreements": Each of (i) Assignment, Assumption and Recognition Agreement among the Depositor, the Trustee, the Master Servicer and AMRO dated February 1, 2004, (ii) the Assignment, Assumption and Recognition Agreement among the Depositor, the Trustee, the Master Servicer and Bank of America dated February 1, 2004, (iii) Assignment, Assumption and Recognition Agreement among the Depositor, the Trustee, the Master Servicer and Bank One dated February 1, 2004, (iv) Assignment, Assumption and Recognition Agreement among the Depositor, the Trustee, the Master Servicer and Countrywide dated February 1, 2004, and (v) Assignment, Assumption and Recognition Agreement among the Depositor, the Trustee, the Master Servicer and Wells Fargo dated February 1, 2004.

            "Subordinate Certificates": The Class B Certificates.

            "Subordinate Percentage": For any Distribution Date and any Loan Group, (x) 100%, minus (y) the Senior Percentage for such Loan Group.

            "Subordinate Principal Distribution Amount": For any Distribution Date and any Loan Group, (x) the sum, for such Loan Group, of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal, minus (y) the Senior Principal Distribution Amount for such Loan Group, minus,
(z) Crossover Amounts, if any, allocable to principal paid to the Senior Certificates related to the other Loan Groups.

            "Subordination Levels": With respect to any Class of Subordinate Certificates on any specified date, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Class Principal Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

            "Subsequent Recoveries": With respect to any Distribution Date and any Mortgage Loan, amounts received in respect of principal on such Mortgage Loan during the related Prepayment Period which have previously been allocated as a Realized Loss to a Class of Certificates.

            "Trust Agreement": This Master Servicing and Trust Agreement, dated as of February 1, 2004, which incorporates by reference the Standard Terms. Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of February 1, 2004, shall be deemed to refer to this Trust Agreement.

            "Trust Estate": As defined in Section 2.01 hereof.

            "Trustee": Wachovia, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

            "Wells Fargo": Wells Fargo Home Mortgage, Inc., a California corporation, and its successors in interest.

                                  ARTICLE II

                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

            Section 2.01 Conveyance to the Trustee. To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of Schedule I hereto, the related Trustee Mortgage Loan Files, and all Scheduled Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreement; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the Master Servicer Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

            The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

            It is agreed and understood by the Trustee and the Depositor that it is not intended that any mortgage loan be included in the Trust that is a "High Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 and the New Mexico Home Loan Protection Act effective January 1, 2004.

            Section 2.02 Acceptance by the Trustee. By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

            Section 2.03 REMIC Elections and REMIC Designation.

            (a) REMIC Election. Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate described in the definition of the term "REMIC I", the assets of the Trust Estate described in the definition of the term "REMIC II", and the assets of the Trust Estate described in the definition of the term "REMIC III" as three separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, the REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Regular Certificates will constitute the regular interests in REMIC III. The Class R-I Interest will constitute the residual interest in REMIC I, the Class R-II Interest will constitute the residual interest in REMIC II and the Class R-III Interest will constitute the residual interest in REMIC III, each of which will be represented by the Class R Certificates. References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I, REMIC II and REMIC III referred to herein, as modified by this Trust Agreement.

            (b) REMIC I Designations

            The pass-through rate with respect to the Class I-1B Interest and Class I-1Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 1. The pass-through rate with respect to the Class I-2B Interest and Class I-2Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group
2. The pass-through rate with respect to the Class I-3B Interest and Class I-3Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 3. The pass-through rate with respect to the Class I-4B Interest and Class I-4Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 4.

            As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 1, (ii) the principal balance of the Class I-2B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 2, (iii) the principal balance of the Class I-3B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 3; and (iv) the principal balance of the Class I-4B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 4.

            As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans over the principal balance of the Class I-1B Interest, (ii) the principal balance of the Class I-2Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans (less $100 allocable to the Class R-1 Interest until paid) over the principal balance of the Class I-2B Interest,
(iii) the principal balance of the Class I-3Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans over the principal balance of the Class I-3B Interest, and (iv) the principal balance of the Class I-4Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans over the principal balance of the Class I-4B Interest.

            On each Distribution Date, prior to distributions on the Certificates as provided in Section 3.01(a): (i) the Available Distribution Amount (without regard to clauses (1)(g) and (3) of the definition thereof) from Loan Group 1 shall be deemed distributed to the Class I-1B Interest and Class I-1Q Interest, (ii) the Available Distribution Amount (without regard to clauses
(1)(g) and (3) of the definition thereof) from Loan Group 2 (other than amounts paid to the Class R Certificates (in respect of the Class R-I Interest) pursuant to Section 3.01) shall be deemed distributed to the Class I-2B Interest and Class I-2Q Interest, (iii) the Available Distribution Amount (without regard to clauses (1)(g) and (3) of the definition thereof) from Loan Group 3 shall be deemed distributed to the Class I-3B Interest and Class I-3Q Interest, (iv) the Available Distribution Amount (without regard to clauses (1)(g) and (3) of the definition thereof) from Loan Group 4 shall be deemed distributed to the Class I-4B Interest and Class I-4Q Interest, with respect to interest, at the related pass through rate described in the preceding paragraph, and with respect to principal in the amounts described in the following paragraph.


      Distributions of principal shall be made, and Realized Losses shall be allocated:

            (i) first, to the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest, and Class I-4B Interest each from the related Loan Group, so that their respective principal balances (computed to at least eight decimal places) are equal to (A) 0.10% of the Group Subordinate Amount for Loan Group 1, (B) 0.10% of the Group Subordinate Amount for Loan Group 2,
      (C) 0.10% of the Group Subordinate Amount for Loan Group 3, and (D) 0.10% of the Group Subordinate Amount for Loan Group 4, respectively (except that if any such amount is a larger number than in the preceding distribution period, the least amount of principal shall be distributed or losses shall be allocated to the Class I-1B Interest, Class I-2B Interest, Class I-3B and Class I-4B Interest, as applicable, such that the REMIC I Subordinated Balance Ratio is maintained); and

            (ii) second, any remaining amounts of principal shall be distributed and losses shall be allocated from the related Loan Group, to the Class I-1Q Interest, Class I-2Q Interest, Class I-3Q Interest and Class I-4Q Interest, respectively.

            (c) REMIC II Designations.

            The pass-through rate with respect to the Class II-1A1 Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 1. The pass-through rate with respect to the Class II-2A1 Interest, the Class II-2A2 Interest and the Class II-2A4 Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 2. The pass-through rate with respect to the Class II-3A1 and the Class II-3A2 Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 3. The pass-through rate with respect to each of the Class II-4A1 Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 4. Each of the foregoing determinations shall be weighted on the basis of their respective Scheduled Principal Balances, as of the beginning of the related Due Period (after taking into account scheduled payments of principal on such date).

            For federal income tax purposes, the Pass-Through Rate for the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates and each Corresponding REMIC II Regular Interest for any Distribution Date shall be expressed as a per annum rate equal to the weighted average of (i) the pass-through rate for the Class I-1B Interest, (ii) the pass-through rate for the Class I-2B Interest, (iii) the pass-through rate for the Class I-3B Interest, and (iv) the pass-through rate for the Class I-4B Interest, weighted on the basis of the respective principal balances of each such REMIC I Interests.

            On each Distribution Date prior to distributions on the Certificates as provided in Sections 3.01, interest shall be paid to each REMIC II Regular Interest at the time and in the amount that interest is paid to the Corresponding Class or Classes of Certificates.

            As of any date, the principal balance of each REMIC II Regular Interest shall equal the Class Principal Balance of the respective Corresponding Class of Certificates. The initial principal balance of each REMIC II Regular Interest shall equal the initial Class Principal Balance of the respective Corresponding Class or Classes of Certificates set forth in Section 2.03(d). Distributions of principal shall be deemed paid and Realized Losses shall be deemed allocated to the REMIC II Regular Interests in the same manner as they are allocated to the Corresponding Class or Classes of Certificates pursuant to
Section 3.01 and Section 3.02.

            (d) REMIC III Designation. The REMIC shall issue each of the following Classes of Certificates, each of which shall have the following Certificate Rates and initial Class Principal Balances:

                   Initial Class
                     Principal         Initial
    Class of        Balance or       Certificate
  Certificates    Notional Amount       Rate
 -------------   -----------------  ---------------

Class 1A1           $ 61,126,000      6.9601%(2)
Class 2A1           $ 25,000,000      6.6097%(3)
Class 2A2           $ 50,000,000      5.2160%(4)
Class 2A3           $ 50,000,000(1)   1.3937%(5)
Class 2A4           $112,438,000      1.3913%(6)
Class 2A5           $112,438,000(1)   5.2184%(7)
Class 3A1           $ 45,000,000      6.7443%(8)
Class 3A2           $ 37,914,000      5.2388%(9)
Class 3A3           $ 37,914,000(1)   1.5055%(10)
Class 4A1           $ 20,551,000      8.0338%(11)
Class B1            $  6,862,000      6.7855%(12)
Class B2            $    722,000      6.7855%(12)
Class B3            $    541,000      6.7855%(12)
Class R             $        100      6.6097%(13)

------------

(1)  Notional Amount.

(2) For each Distribution Date, the Certificate Rate for the Class 1A1 Certificates will equal the Net WAC Rate for Loan Group 1.

(3) For each Distribution Date, the Certificate Rate for the Class 2A1 Certificates will equal the Net WAC Rate for Loan Group 2.

(4) For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the Class 2A2 Certificates will equal a per annum rate equal to the lesser of (a) 5.2160% and (b) the Net WAC Rate for Loan Group 2. For each Distribution Date after applicable Bond Reset Date, the Certificate Rate for the Class 2A2 Certificates will equal a per annum rate equal to the lesser of (x) the Net WAC Rate for Loan Group 2 and (y) the CMT Rate plus 1.750%.

(5) For each Distribution Date, the Certificate Rate for the Class 2A3 Certificates will equal a per annum rate equal to the excess, if any, of
     (a) the Net WAC Rate for Loan Group 2 over (b) the Certificate Rate for the Class 2A2 Certificates.

(6) For each Distribution Date, the Certificate Rate for the Class 2A4 Certificates will equal a per annum rate equal to the lesser of (a) the Net WAC Rate for Loan Group 2 and (b) LIBOR plus 0.30%.

(7) For each Distribution Date, the Certificate Rate for the Class 2A5 Certificates will equal a per annum rate equal to the excess, if any of (a)
     (i) the Net WAC Rate for Loan Group 2 over (ii) LIBOR plus 0.30%.

(8) For each Distribution Date, the Certificate Rate for the Class 3A1 Certificates will equal the Net WAC Rate for Loan Group 3.

(9) For each Distribution Date on or prior to the applicable Bond Reset Date, the Certificate Rate for the Class 3A2 Certificates will equal a per annum rate equal the lesser of (a) 5.2388% and (b) the Net WAC Rate for Loan Group 3. For each Distribution Date after the applicable Bond Reset Date, the Certificate Rate for the Class 3A2 Certificates will equal a per annum rate equal to the lesser of (x) the Net WAC Rate for Loan Group 3 and (y) the CMT Rate plus 1.750%.

(10) For each Distribution Date, the Certificate Rate for the Class 3A3 Certificates will equal a per annum rate equal to the excess, if any, of
     (a) the Net WAC Rate for Loan Group 3 over (b) the Certificate Rate for the Class 3A2 Certificates.

(11) For each Distribution Date, the Certificate Rate for the Class 4A1 Certificates will equal the Net WAC Rate for Loan Group 4.

(12) For each Distribution Date, the Certificate Rate for the Class B1, Class B2 and Class B3 Certificates will equal the Net WAC Rate for all four Loan Groups, weighted on the basis of the related Group Subordinate Amount.

(13) The Certificate Rate for the Class R Certificates will equal the Net WAC Rate for Loan Group 2. The Class R Certificates represent the aggregate residual interests of each REMIC.

            (e) REMIC Final Scheduled Distribution. The "latest possible maturity date" for each REMIC and each Class of Certificates and REMIC Regular Interests is the April 2032 Distribution Date.

                                  ARTICLE III

                         REMITTING TO CERTIFICATEHOLDERS

            Section 3.01 Distributions to Certificateholders.

            (a) Distributions. In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(b)(i) and (ii) of the Standard Terms) for Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 and shall distribute it in the following manner and order of priority:

            (i) The Available Distribution Amount for Loan Group 1 shall be distributed in the following order of priority:

                  (1) first, to the Class 1A1 Certificates, Accrued Certificate
            Interest thereon; and

                  (2) second, to pay principal of the Class 1A1 Certificates, to the extent of the Senior Principal Distribution Amount for Loan Group 1, until the Class Principal Balance thereof has been reduced to zero:

            (ii) The Available Distribution Amount for Loan Group 2 shall be distributed as follows:

                  (1) first, to the Class 2A1, Class 2A2, Class 2A3, Class 2A4,
            Class 2A5 and Class R Certificates pro rata, based on the amount of interest owing to such Classes, Accrued Certificate Interest thereon;

                  (2) second, to Class R Certificates, as principal, the Senior
            Principal Distribution Amount for Loan Group 2, until the Class Principal Balance thereof has been reduced to zero; and

                  (3) third, to pay principal to the Class 2A1, Class 2A2 and
            Class 2A4 Certificates pro rata, based on Class Principal Balance, to the extent of the Senior Principal Distribution Amount for Loan Group 2, in each case until the Class Principal Balance thereof is reduced to zero.

            (iii) The Available Distribution Amount for Loan Group 3 shall be distributed as follows:

                  (1) first, to the Class 3A1, Class 3A2 and Class 3A3
            Certificates pro rata, based on the amount of interest owing to such Classes, Accrued Certificate Interest thereon; and

                  (2) second, to pay principal to the Class 3A1 and Class 3A2
            Certificates to the extent of the remaining Senior Principal Distribution Amount for Loan Group 3, until the Class Principal Balance thereof is reduced to zero.

            (iv) The Available Distribution Amount for Loan Group 4 shall be distributed as follows:

                  (1) first, to the Class 4A1 Certificates, Accrued Certificate
            Interest thereon; and

                  (2) second, to pay principal to the Class 4A1 Certificates to the extent of the remaining Senior Principal Distribution Amount for Loan Group 4, until the Class Principal Balance thereof is reduced to zero.

            (b) subject to the exceptions described below, unless the Class Principal Balances of the applicable Class of Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

            (i) to the Class B1 Certificates, Accrued Certificate Interest on such Class;

            (ii) to the Class B1 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

            (iii) to the Class B2 Certificates, Accrued Certificate Interest on such Class;

            (iv) to the Class B2 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

            (v) to the Class B3 Certificates, Accrued Certificate Interest on such Class;

            (vi) to the Class B3 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

            (vii) to the Class B4 Certificates, Accrued Certificate Interest on such Class;

            (viii)to the Class B4 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

            (ix) to the Class B5 Certificates, Accrued Certificate Interest on such Class;

            (x) to the Class B5 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

            (xi) to the Class B6 Certificates, Accrued Certificate Interest on such Class;

            (xii) to the Class B6 Certificates, as principal, their pro rata share (based on the Class Principal Balance thereof) of the Subordinate Principal Distribution Amount until the Class Principal Balance thereof has been reduced to zero;

            (xiii)to each Class of Certificates in order of seniority (and among classes of Senior Certificates related to a Loan Group, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (b)(xiii) will not cause a further reduction in the Class Principal Balance of any Class of Certificates; and

            (xiv) at such time as all other Classes of Certificates have been paid in full and all Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class), all remaining amounts to the Residual Certificates with respect to the Class R-I Interest.

            (c) Notwithstanding subsection (b) above, if the Subordination Level for any Class of Subordinate Certificates on any Distribution Date is less than the Subordination Level on the Closing Date for such Class of Certificates (such Class, the "Affected Subordinate Certificates"), the aggregate portion of the Principal Prepayment Amount otherwise payable on such Distribution Date to Classes of Subordinate Certificates will be allocated as follows:

            (i) pro rata (based on their respective Class Principal Balances) to each Class of Subordinate Certificates whose Subordination Level equals or exceeds its initial Subordination Level and the class of Affected Subordinate Certificates having the lowest numerical designation, or

            (ii) if no class of Subordinate Certificates has a Subordination Level equal to or in excess of its initial Subordination Level, to the Class of Affected Subordinate Certificates having the lowest numerical designation up to an amount sufficient to restore its Subordination Level to its initial Subordination Level, and then to the Class of Affected Subordinate Certificates having the next lowest numerical designation, in the same manner.

            (d) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance or Notional Amount, as applicable of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000. The Securities Administrator may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            (e) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made shall be paid to the Holders of the Class R Certificates with respect to the related REMIC.

            Section 3.02 Allocation of Realized Losses and Shortfalls.

            (a) Realized Losses.

            (i) On each Distribution Date, Realized Losses (other than Excess Special Losses) realized during the prior calendar month will be allocated to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such Class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further Realized Losses (other than Excess Special Losses) on the Mortgage Loans shall be allocated to the Senior Certificates related to the Loan Group in which such Realized Losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance has been reduced to zero.

            (ii) On any Distribution Date, any Excess Special Losses that are realized during the prior calendar month will be allocated to all Classes of Senior Certificates related to the Loan Group in which such losses occurred, and the Subordinate Certificates pro rata, based on, with respect to such Classes of Senior Certificates, their respective Class Principal Balances and, with respect to the Subordinate Certificates, the related Group Subordinate Amount, respectively.

            (iii) Whenever Realized Losses or Excess Special Losses are required to be allocated to a Class of Certificates, the Realized Loss or Excess Special Loss shall be allocated to Certificates of such Class based on their respective outstanding principal amounts.

            (b) Interest Shortfall. Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Shortfall with respect to any Mortgage Loan shall be allocated to reduce the Accrued Certificate Interest on each Class of Senior Certificates related to the Loan Group of such Mortgage Loan and each Class of Subordinate Certificates pro rata, based on the amount of Interest otherwise owing to each such Class pursuant to clause (i) of the definition of Accrued Certificate Interest.

            (c) Modification Losses. Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, in the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower, such modification, waiver or amendment shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates.

            (d) Subsequent Recoveries. With respect to any Subsequent Recoveries received with respect to a Mortgage Loan, such Subsequent Recoveries will be treated as a principal prepayment. In addition, the Class Principal Balance of each Class of Certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries, but not by more than the amount of Realized Losses previously allocated to reduce the Class Principal Balance of such Class.

            Section 3.03 Crossover Amounts.

            (a) If, on any Distribution Date, the aggregate Class Principal Balance of the Group 1, Group 2, Group 3 or Group 4 Certificates exceeds the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group (such class or classes, the "Affected Senior Certificates", such Loan Group, the "Undercollateralized Loan Group"), then future principal payments otherwise allocable to the Subordinate Certificates will be "crossed over" or used to repay principal of the Affected Senior Certificates by increasing the Senior Principal Distribution Amount for the Loan Group related to the affected certificates in an amount equal to the lesser of (i) the aggregate amount of principal otherwise payable to the Subordinate Certificates on such Distribution Date and (ii) the amount required to be paid to the Affected Senior Certificates so that their aggregate Class Principal Balance is equal to the outstanding aggregate principal balance of the Mortgage Loans in their related Loan Group. If on any Distribution Date, there is more than one Undercollateralized Loan Group, the distributions described above will be made in proportion to the amounts by which the aggregate Class Principal Balance of the classes of Affected Senior Certificates related to a Loan Group exceeds the principal balance of the Mortgage Loans in such Loan Group.

            (b) In addition, to the extent the Available Distribution Amount for any Loan Group (without taking into account any cross-over payments from other Loan Groups) is less than the interest and principal then distributable to the related Senior Certificates, the remaining Available Distribution Amount for the other Loan Groups (after payment of all amounts distributable to Senior Certificates related to such Loan Groups) will be reduced pro rata by an aggregate amount equal to such shortfall, and the amount of such reduction will be added to the Available Distribution Amount of the Loan Group experiencing such shortfall.

            (c) In addition, if the aggregate Class Principal Balance of the Group 1, Group 2, Group 3 or Group 4 Certificates has been reduced to zero and such Senior Certificates are retired, amounts otherwise distributable as principal on each class of Subordinate Certificates will instead be distributed as principal to the Senior Certificates related to other Loan Groups which remain outstanding, until the Class Principal Balances of the Subordinate Certificates have been reduced to zero; provided, however, that either (a) the Subordinate Percentage for the Loan Groups in the aggregate for that Distribution Date is less than 200% of such Subordinate Percentage as of the Cut-Off Date, or (b) the average outstanding principal balance of the Mortgage Loans in the related Loan Group that are delinquent 60 days or more (including Mortgage Loans in foreclosure or bankruptcy and REO properties) during the most recent three calendar months as a percentage of the related Subordinate Percentage is greater than or equal to 50%.

                                   ARTICLE IV

                                 THE SECURITIES

            Section 4.01 The Certificates. The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2004-4. The aggregate principal amount of Certificates that may be executed and delivered under this Trust Agreement is limited to $361,057,453, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.04 or 5.06 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(d) sets forth the Classes of Certificates and the initial Class Principal Balance or Notional Amount, as applicable for each Class of the Certificates.

            Section 4.02 Denominations. Each of the Senior Certificates and the Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Senior Certificates (other than the Interest Only Certificates) shall be issued in minimum denominations of $25,000 initial certificate principal balance each and multiples of $1 in excess thereof. The Subordinate Certificates will be issued in minimum denominations of $250,000 initial certificate principal balance each and multiples of $1 in excess thereof. The Interest Only Certificates will be issued in minimum denominations of $1,000,000 initial certificate principal balance each and multiples of $1 in excess thereof. In addition, one certificate of each Class (other than the Class R Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Class Principal Balance of such Class. The Class R Certificates will be issued in percentage interests of 99.99% and 0.01%. Each of the Class R Certificates and the Junior Subordinate Certificates shall be issued in fully-registered, certificated form.

            Section 4.03 Redemption of Certificates. Notwithstanding anything to the contrary in Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the REMIC I Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by Bank of America upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 5% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by Bank of America within a period of five Business Days from the first date on which such condition is satisfied, by the Depositor. Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

            Section 4.04 Securities Laws Restrictions. Each of the Class B4, Class B5 and Class B6 Certificates is a Class of Junior Subordinate Certificates subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. The Class R Certificates are Residual Certificates subject to
Section 5.05(c) of the Standard Terms.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

            Section 5.01 Request for Opinions. (a) The Depositor hereby requests and authorizes Cadwalader, Wickersham & Taft LLP, as its special counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, and Rating Agency or their respective counsels.

            (b) The Trustee hereby requests and authorizes its counsel to issue on its behalf such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

            Section 5.02 Schedules and Exhibits. Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

            Section 5.03 Governing Law. THIS TRUST AGREEMENT SHALL BE GOVERNED BY, AND ITS PROVISIONS CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            Section 5.04 Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

            Section 5.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004,
Attention: President (telecopy number (212) 902-3000 and email addresses: tim.saunders@gs.com and lisa.farkovits@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, (b) in the case of the Securities Administrator, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention:
Global Debt Services or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Securities Administrator (c) in the case of the Trustee, Wachovia Bank, National Association, 401 Tryon Street, 12th Floor, Charlotte, North Carolina 28288,
Attention: Corporate Trust Department, and (d) in the case of the Master Servicer, Chase Manhattan Mortgage Corporation, 3415 Vision Drive, Columbus, Ohio 43219-6009, Attention: Diane Bentz (with a copy to 343 Thornall Street, Edison, NJ 08837, Attention: General Counsel). The addresses of the rating agencies required to be stated herein pursuant to Section 11.08(c) of the Standard Terms is Fitch Ratings, One State Street Plaza, New York, New York 10004, and Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041.

                            [Signature page follows]

            IN WITNESS WHEREOF, the Depositor, the Trustee and Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.


                                       GS MORTGAGE SECURITIES CORP.,
                                          as Depositor



                                       By:  /s/  Howard Altarescu
                                          --------------------------------------
                                          Name:   Howard Altarescu
                                          Title:  Vice President


                                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Trustee



                                       By:  /s/  Patricia O'Neill-Manella
                                          --------------------------------------
                                          Name:   Patricia O'Neill-Manella
                                          Title:  Vice President


                                       JPMORGAN CHASE BANK,
                                          as Securities Administrator and
                                            Custodian



                                       By:  /s/  Mark M. Volosov
                                          --------------------------------------
                                          Name:   Mark M. Volosov
                                          Title:  Assistant Vice President



                                       CHASE MANHATTAN MORTGAGE CORPORATION,
                                          as Master Servicer



                                       By:  /s/  Diane Bentz
                                          --------------------------------------
                                          Name:    Diane Bentz
                                          Title:   Senior Vice President

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            The foregoing instrument was acknowledged before me in the County of New York, this 27th day of February 2004, by Howard Altarescu, a Vice President for GS Mortgage Securities Corp. a Delaware corporation, on behalf of the corporation.



                                       /s/  Onyx S. Wellington
                                       -----------------------------------------
                                                    Notary Public

My Commission expires:



                                                  Onyx S. Wellington
                                           Notary Public, State of New York
                                     No. 01WE5041624, Qualified in Bronx County
                                        Certificate Filed in New York County
                                            Commission Expires April 10, 2007

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            The foregoing instrument was acknowledged before me in the County of New York, this 25th day of February 2004, by Patricia O'Neill-Manella, a Vice President of Wachovia Bank, National Association, on behalf of the company.



                                                  /s/ DAVID MASSA
                                       -----------------------------------------
                                                    Notary Public

My Commission expires:


                                                   David Massa
                                        Notary Public - State of New York
                                                No. 01 MA5013620
                                          Qualified in New York County
                                        Commission Expires July 15, 2007

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            The foregoing instrument was acknowledged before me in the County of New York, this 27th day of February 2004, by Mark M. Volosov, an Assistant Vice President for JPMorgan Chase Bank.



                                       /s/  Jennifer R. Chen
                                       -----------------------------------------
                                                    Notary Public

My Commission expires:

STATE OF OHIO           )
                        )  ss.:
COUNTY OF FRANKLIN      )

            The foregoing instrument was acknowledged before me in the County of Franklin, this 27th day of February 2004, by Diane Bentz, an Assistant Vice President of Chase Manhattan Mortgage Corporation, on behalf of the company.



                                       /s/  Marie J. Castanello
                                       -----------------------------------------
                                                    Notary Public

My Commission expires:



                                             Marie J. Castanello
                                        Notary Public - State of Ohio
                                           My Commission Expires
                                              October 15, 2008

                                   SCHEDULE I

                                 MORTGAGE LOANS

                 [Delivered to the Trustee on the Closing Date]

                                   EXHIBIT 1A1

                          FORM OF CLASS 1A1 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 1A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 1A1 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  6.9601%(1)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 1A1 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $61,126,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST:  $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F D2 9
                                         ISIN NUMBER: US36228FD297

----------
(1) For each Distribution Date, the Certificate Rate for the Class 1A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 1A1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the "Class 1A1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 1A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent

                                   EXHIBIT 2A1

                          FORM OF CLASS 2A1 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A1 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  6.6097%(2)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 2A1 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $25,000,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO.1                                     CUSIP NUMBER: 36228F D3 7
                                         ISIN NUMBER: US36228FD370

-----------
(2) For each Distribution Date, the Certificate Rate for the Class 2A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A1 Certificates (the "Class 2A1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 2A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 2A2

                          FORM OF CLASS 2A2 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A2 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  5.2160%(3)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 2A2 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $50,000,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F D4 5
                                         ISIN NUMBER: US36228FD453

--------
(3) For each Distribution Date, the Certificate Rate for the Class 2A2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A2 Certificates (the "Class 2A2 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 2A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 2A3

                          FORM OF CLASS 2A3 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A3 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL NOTIONAL
PER ANNUM:  1.3937%(4)                   AMOUNT OF THE CLASS 2A3 CERTIFICATES
                                         AS OF THE CLOSING DATE:  $50,000,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $1,000,000 AND $1 IN EXCESS OF
                                         $1,000,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F D5 2
                                         ISIN NUMBER: US36228FD529

--------
(4) For each Distribution Date, the Certificate Rate for the Class 2A3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A3 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A3 Certificates (the "Class 2A3 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 2A3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 2A4

                          FORM OF CLASS 2A4 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A4 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  1.3913%(5)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 2A4 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $112,438,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F D6 0
                                         ISIN NUMBER: US36228FD602

--------
(5) For each Distribution Date, the Certificate Rate for the Class 2A4 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A4 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A4 Certificates (the "Class 2A4 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 2A4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 2A5

                          FORM OF CLASS 2A5 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A5 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2A5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A5 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL NOTIONAL
PER ANNUM:  5.2184%(6)                   AMOUNT OF THE CLASS 2A5 CERTIFICATES
                                         AS OF THE CLOSING DATE:  $112,438,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $100,000,000 AND $1 IN EXCESS OF
                                         $100,000,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F D7 8
                                         ISIN NUMBER: US36228FD784

--------
(6) For each Distribution Date, the Certificate Rate for the Class 2A5 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 2A5 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A5 Certificates (the "Class 2A5 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 2A5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 3A1

                          FORM OF CLASS 3A1 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A1 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  6.7443%(7)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 3A1 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $45,000,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F D8 6
                                         ISIN NUMBER: US36228FD867

--------
(7) For each Distribution Date, the Certificate Rate for the Class 3A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A1 Certificates (the "Class 3A1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 3A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 3A2

                          FORM OF CLASS 3A2 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A2 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  5.2388%(8)                   CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 3A2 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $37,914,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F D9 4
                                         ISIN NUMBER: US36228FD941

--------
(8) For each Distribution Date, the Certificate Rate for the Class 3A2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A2 Certificates (the "Class 3A2 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 3A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 3A3

                          FORM OF CLASS 3A3 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 3A3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A3 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL NOTIONAL
PER ANNUM:  1.5055%(9)                   AMOUNT OF THE CLASS 3A3 CERTIFICATES
                                         AS OF THE CLOSING DATE:  $37,914,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $1,000,000 AND $1 IN EXCESS OF
                                         $1,000,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F E2 8
                                         ISIN NUMBER: US36228FE287

--------
(9) For each Distribution Date, the Certificate Rate for the Class 3A3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 3A3 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A3 Certificates (the "Class 3A3 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 3A3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT 4A1

                          FORM OF CLASS 4A1 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 4A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 4A1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 4A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 4A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 4A1 CERTIFICATE


INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  8.0338%(10)                  CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 4A1 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $20,551,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $361,057,454

CLOSING DATE:                            MASTER SERVICER:
FEBRUARY 27, 2004                        CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                          TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                       ASSOCIATION
APRIL 25, 2032                           CUSTODIAN:  JPMORGAN CHASE BANK
                                         SECURITIES ADMINISTRATOR:
                                         JPMORGAN CHASE BANK

NO. 1                                    CUSIP NUMBER: 36228F E3 6
                                         ISIN NUMBER: US36228FE360

--------
(10) For each Distribution Date, the Certificate Rate for the Class 4A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS 4A1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 4A1 Certificates (the "Class 4A1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 4A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS 4A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B1

                          FORM OF CLASS B1 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B1 CERTIFICATE

INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  6.7855%(11)               PRINCIPAL BALANCE OF THE CLASS B1
                                      CERTIFICATES:  $6,862,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
FEBRUARY 1, 2004                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $361,057,454

CLOSING DATE:                         MASTER SERVICER:
FEBRUARY 27, 2004                     CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                       TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                    ASSOCIATION
APRIL 25, 2032                        CUSTODIAN:  JPMORGAN CHASE BANK
                                      SECURITIES ADMINISTRATOR:
                                      JPMORGAN CHASE BANK

NO. 1                                 CUSIP NUMBER: 36228F E4 4
                                      ISIN NUMBER: US36228FE444

--------
(11) For each Distribution Date, the Certificate Rate for the Class B1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B2

                          FORM OF CLASS B2 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B2 CERTIFICATE

INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  6.7855%(1)                PRINCIPAL BALANCE OF THE CLASS B2
                                      CERTIFICATES:  $722,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
FEBRUARY 1, 2004                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $361,057,454

CLOSING DATE:                         MASTER SERVICER:
FEBRUARY 27, 2004                     CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                       TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                    ASSOCIATION
APRIL 25, 2032                        CUSTODIAN:  JPMORGAN CHASE BANK
                                      SECURITIES ADMINISTRATOR:
                                      JPMORGAN CHASE BANK

NO. 1                                 CUSIP NUMBER: 36228F E5 1
                                      ISIN NUMBER: US36228FE519

--------
(1) For each Distribution Date, the Certificate Rate for the Class B2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B3

                          FORM OF CLASS B3 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B3 CERTIFICATE

INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  6.7855%(1)                PRINCIPAL BALANCE OF THE CLASS B3
                                      CERTIFICATES:  $541,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
FEBRUARY 1, 2004                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $361,057,454

CLOSING DATE:                         MASTER SERVICER:
FEBRUARY 27, 2004                     CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                       TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                    ASSOCIATION
APRIL 25, 2032                        CUSTODIAN:  JPMORGAN CHASE BANK
                                      SECURITIES ADMINISTRATOR:
                                      JPMORGAN CHASE BANK

NO. 1                                 CUSIP NUMBER: 36228F E6 9
                                      ISIN NUMBER: US36228FE691

--------
(1) For each Distribution Date, the Certificate Rate for the Class B3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B3 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B4

                          FORM OF CLASS B4 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), OR A GOVERNMENTAL PLAN AS DEFINED IN
SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B4 CERTIFICATE

INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  6.7855%(1)                PRINCIPAL BALANCE OF THE CLASS B4
                                      CERTIFICATES:  $361,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
FEBRUARY 1, 2004                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $361,057,454

CLOSING DATE:                         MASTER SERVICER:
FEBRUARY 27, 2004                     CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                       TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                    ASSOCIATION
APRIL 25, 2032                        CUSTODIAN:  JPMORGAN CHASE BANK
                                      SECURITIES ADMINISTRATOR:
                                      JPMORGAN CHASE BANK

NO. 1                                 CUSIP NUMBER: 36228F E7 7
                                      ISIN NUMBER: US36228FE774

--------
(1) For each Distribution Date, the Certificate Rate for the Class B4 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B4 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                         [__________________________]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B4 Certificates (the "Class B4 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B5
                          FORM OF CLASS B5 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), OR A GOVERNMENTAL PLAN AS DEFINED IN
SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B5 CERTIFICATE


INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  6.7855%(1)                PRINCIPAL BALANCE OF THE CLASS B5
                                      CERTIFICATES:  $361,000

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
FEBRUARY 1, 2004                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $361,057,454

CLOSING DATE:                         MASTER SERVICER:
FEBRUARY 27, 2004                     CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                       TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                    ASSOCIATION
APRIL 25, 2032                        CUSTODIAN:  JPMORGAN CHASE BANK
                                      SECURITIES ADMINISTRATOR:
                                      JPMORGAN CHASE BANK

NO. 1                                 CUSIP NUMBER: 36228F E8 5
                                      ISIN NUMBER: US36228FE857

--------
(1) For each Distribution Date, the Certificate Rate for the Class B5 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B5 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                         [__________________________]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B5 Certificates (the "Class B5 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B6

                          FORM OF CLASS B6 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), OR A GOVERNMENTAL PLAN AS DEFINED IN
SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B6 CERTIFICATE

INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  6.7855%(1)                PRINCIPAL BALANCE OF THE CLASS B6
                                      CERTIFICATES:  $181,353

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
FEBRUARY 1, 2004                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $361,057,454

CLOSING DATE:                         MASTER SERVICER:
FEBRUARY 27, 2004                     CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                       TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                    ASSOCIATION
APRIL 25, 2032                        CUSTODIAN:  JPMORGAN CHASE BANK
                                      SECURITIES ADMINISTRATOR:
                                      JPMORGAN CHASE BANK

NO. 1                                 CUSIP NUMBER: 36228F E9 3
                                      ISIN NUMBER: US36228FE931

--------
(1) For each Distribution Date, the Certificate Rate for the Class B6 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                              CLASS B6 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                          [__________________________]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B6 Certificates (the "Class B6 Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). Distributions on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000. The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, N.A. or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                    EXHIBIT R

                           FORM OF CLASS R CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2004-4
                               CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE A RESIDUAL TRANSFEREE AFFIDAVIT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE TRUSTEE MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE TRUSTEE WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN AS DESCRIBED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THREE "REMICS," AS DESCRIBED IN THE TRUST AGREEMENT UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-4
                               CLASS R CERTIFICATE

INITIAL CERTIFICATE RATE PER           AGGREGATE INITIAL CERTIFICATE
ANNUM:  6.6097%(17)                    PRINCIPAL BALANCE OF THE CLASS R
                                       CERTIFICATE:  $100

PERCENTAGE INTEREST:  [99.99]%
[0.01]%

DATE OF THE TRUST                      APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                             PRINCIPAL BALANCE AS OF THE CUT-OFF
FEBRUARY 1, 2004                       DATE OF THE MORTGAGE LOANS HELD BY THE
                                       TRUST:  $361,057,454

CLOSING DATE:                          MASTER SERVICER:
FEBRUARY 27, 2004                      CHASE MANHATTAN MORTGAGE CORPORATION

FIRST DISTRIBUTION DATE:
MARCH 25, 2004

FINAL SCHEDULED                        TRUSTEE:  WACHOVIA BANK, NATIONAL
DISTRIBUTION DATE:                     ASSOCIATION
APRIL 25, 2032                         CUSTODIAN:  JPMORGAN CHASE BANK
                                       SECURITIES ADMINISTRATOR:
                                       JPMORGAN CHASE BANK

NO. [1][2]                             CUSIP NUMBER: 36228F F2 7
                                       ISIN NUMBER: US36228FF276

--------
(17) For each Distribution Date, the Certificate Rate for the Class R Certificates will equal a variable rate determined in accordance with the Trust Agreement.

                          GS MORTGAGE SECURITIES CORP.
         MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2004-4
                               CLASS R CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                   [GOLDMAN, SACHS & CO] [JPMORGAN CHASE BANK]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates (the "Class R Certificates") issued by the trust (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), Wachovia Bank, National Association, as trustee (the "Trustee") and JPMorgan Chase Bank, as security administrator and custodian (in such capacities, respectively the "Securities Administrator" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-4 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of the Class R Certificate. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate _____% of the balance of the Class R Certificate.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            Elections will be made to treat the segregated portions of the Trust as three real estate mortgage investment conduits (each, a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the election is made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of the "residual interest" in each REMIC. Accordingly, the Holder of this Class R Certificate will be subject to tax on its pro rata share of the taxable income or net loss on such Holder's "residual interest" in each REMIC. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

            Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Securities Administrator or one of its affiliates, as agent of each REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Trustee pursuant to the Trust Agreement. As the holder of the residual interest in each REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificate as each REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R Certificate, without compensation, shall become the successor TMP for each REMIC.

            By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of any REMIC and (ii) refrain from taking any action that could endanger such status.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Securities Administrator, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Trustee shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class R Certificate under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

            Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

            In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Trustee with a Residual Transferee Affidavit, which is an affidavit of the proposed transferee substantially in the form attached as Exhibit F to the Standard Terms, and the proposed transferor provides a certificate substantially in the form attached as Exhibit G to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of REMIC I, REMIC II or REMIC III as a REMIC or (ii) the imposition of a tax upon any REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

            If a tax or a reporting cost is borne by the REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Trustee, the Trust, any REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

            The Depositor, the Securities Administrator, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer identified in the Trust Agreement or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 5% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

            In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee



                                       By:______________________________________
                                          AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION
THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:____________________________________
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common            UNIF GIFT MIN ACT--____Custodian_______
TEN ENT--as tenants by the                                 (Cust)        (Minor)
         entireties

JT TEN-- as joint tenants with rights    Under Uniform Gifts to Minors Act______
         of survivorship and not as                                      (State)
         Tenants in Common


                        Additional abbreviations may also
                     be used though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________________

________________________________________________________________________________

            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint ________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:      ______________________       _______________________________________

                                         NOTICE: The signature to this
                                         assignment must correspond with the
                                         name as written upon the face of this
                                         certificate in every particular
                                         without alteration or enlargement or
                                         any change whatever.

____________________________________

SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial bank
or trust company or by a member firm of
the New York Stock Exchange or another
national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.